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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  February 23, 1999

                             HOLLYWOOD PARK, INC.
            (Exact Name of Registrant as Specified in its Charter)

Delaware                                  0-10619                         95-3667491
(State or Other Jurisdiction              (Commission                     (IRS Employer
of Incorporation)                         File Number)                    Identification No.)

1050 South Prairie Avenue, Inglewood, California                                     90301
     (Address of Principal Executive Offices)                                      (Zip Code)

      Registrant's telephone number, including area code:  (310) 419-1500
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Item 5.    Other Events.

     On February 23, 1999, Hollywood Park, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Exhibits.

     99.1  Press Release dated February 23, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HOLLYWOOD PARK, INC.

Date:  March 2, 1999              By: /s/ G. Michael Finnigan
                                      -----------------------
                                      G. Michael Finnigan
                                      Chief Financial Officer

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                                 Exhibit Index
                                 -------------

Exhibit           Description
-------           -----------

99.1              Press Release dated February 23, 1999.

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